SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 20, 2002
                -------------------------------------------------

                          Asbury Automotive Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
     ----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

           5511                                   01-0609375
--------------------------           -------------------------------------
 (Commission File Number)                (IRS Employer Identification No.)

 Three Landmark Square, Suite 500, Stamford, CT              06901
----------------------------------------------         ------------------
(Address of principal executive offices)                   (Zip Code)

                                 (203) 356-4400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit No.         Description
-----------         -----------
99.1                Press Release dated December 20, 2002


Item 9.  Regulation FD Disclosure.

     The registrant issued a press release on December 20, 2002 announcing that it is revising its full year 2002 diluted earnings per share target to $1.37-$1.40 from its previous guidance of $1.50, which press release is attached hereto as exhibit 99.1.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ASBURY AUTOMOTIVE GROUP, INC.



Date:  December 23, 2002                   By     /s/ Kenneth B. Gilman
                                               ------------------------------
                                               Name:  Kenneth B. Gilman
                                               Title: Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------
99.1                   Press Release dated December 20, 2002